UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K

                              Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   May 5, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-33145                   84-1195628
 ----------------------------------------------------------------------------
 (State of Incorporation)      (Commission File          (IRS Employer
                                Number)                   Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01  Other Events

     Headliners has been notified that a Grand Jury sitting in the District Court of Colorado in the City of Denver has presented an indictment of Jon B. Field and Paul M. Butler. The indictment includes twelve counts of theft, one count of conspiracy to commit theft, and one count of racketeering. The allegations in the indictment concern the involvement of Messrs. Field and Butler in the development of restaurant establishments at a retail complex in Denver.

     On March 31, 2005 Headliners purchased five entertainment facilities from Paul M. Butler and acquired the rights to the net cash flow from a sixth. In that same transaction Headliners contracted to have JHF Property Holdings LLC d/b/a JHF Properties, LLC manage the six properties and construct a seventh. JHF Properties, LLC is managed by Mr. Field and Mr. Butler. The contract contemplates that Jon B. Field and Paul M. Butler will be involved in the ongoing management of the properties.

     Neither Headliners Entertainment Group nor any of its affiliates had any involvement whatsoever in the development project in Denver that is the subject of the indictment against Messrs. Field and Butler. The indictment states that Jon B. Field owned an entity named "Headliners" that was involved in the Denver project; but that entity is not affiliated or associated in any way with Headliners Entertainment Group, Inc.

     Headliners has notified Jon B. Field, Paul M. Butler and JHF
Properties, LLC that it intends to terminate the arrangements under which JHF Properties, LLC is managing the six properties that Headliners recently acquired from Paul M. Butler. The terms under which the arrangements will be terminated are being negotiated.

Item 9.01  Financial Statements and Exhibits

     Exhibits:

99   Press release dated May 17, 2005


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                         HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: May 17, 2005              By:/s/ Eduardo Rodriguez
                                 ------------------------
                                 Eduardo Rodriguez
                                 Chief Executive Officer